Opteum
FINANCIAL SERVICES

BOND INVESTOR PRESENTATION

ASF Conference - Las Vegas

January 28-31, 2007



Opteum
INCORPORATED

Free Writing Prospectus

This document constitutes a free writing prospectus.

Opteum Mortgage Acceptance Corporation (the "Depositor") has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you are encouraged to read the base prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor will arrange to send you the base prospectus if you request it by calling (toll-free) 1-866-454-3099.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

Forward-Looking Statement

Statements herein relating to matters that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking statements are based on:

- Information available at the time and on management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in such forward-looking statements.
- Important factors that could cause such differences are described in Opteum Inc.'s filings with the Securities and Exchange Commission, including Opteum Inc.'s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

Opteum Inc. assumes no obligation to update forward-looking statements to reflect subsequent results, changes in assumptions or changes in other factors affecting forward-looking statements.

Table of Contents

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Corporate Overview

Corporate Organization


Opteum
INCORPORATED
Opteum Financial Services, LLC
(A taxable REIT subsidiary*)
Opteum Mortgage Acceptance Corp.

* 92.5% ownership by Opteum Inc.

History

1999	2003	2004	2005
Formation of Homestar Mortgage Services, LLC	Opened Conduit Division	Changed name to Opteum Financial Services, LLC	Opteum Inc. (REIT/NYSE Symbol: OPX), formerly Bimini Mortgage Management, purchased Opteum Financial Services, LLC in November 2005

Strategies:

1. Diversification
   a) Channel
   b) Product
   c) Geographic
2. Technology - develop an integrated origination platform

Profile of Opteum Financial Services, LLC

- Taxable REIT subsidiary of NYSE publicly traded company - NYSE: Opteum Inc. (OPX)
- Strong & experienced executive management team; 887 employees (as of December 31, 2006);
- Nationwide originations with geographic diversification; Retail; Wholesale & Conduit;
- Originations: 2006 - $6.3 Billion;
  2005 - $6.5 Billion;
  2004 - $5.1 Billion;
  2003 - $3.0 Billion;
- $9.4 Billion Servicing Portfolio as of December 31, 2006;
- Issued securitizations in the amount of $9.1 Billion - OPMAC (previously HMAC);
- Technology driven company. All origination channels incorporate integrated systems throughout operations with edits that insure compliance for regulatory and predatory lending requirements;
- $3.30 Billion in financial facilities currently available to fund production;

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Origination Channels


Opteum Financial Services
Wholesale / Retail Branches - Illinois
Downers Grove
Grayslake
Tinley Park
Opteum Financial Services
Retail Branch - New York
Albany
Opteum Financial Services
Retail Branch - Ohio
Akron
Opteum Financial Services
Retail Branch
Weymouth, Mass
Opteum Financial Services
Eastern Region - Wholesale
Shelton, Conn
Opteum Financial Services
Wholesale Branch
Trevose, Pa
Opteum
Corporate Headquarters
Paramus, NJ
Opteum Financial Services
Retail Branches - New Jersey
Eatontown Mt. Laurel
Linden Paramus
Mt. Arlington Woodbridge
Opteum
INCORPORATED
Opteum Incorporated
Corporate Headquarters
Vero Beach, Fla.
Opteum Financial Services
Retail Branches - Fla.
St. Petersburg
Sarasota
Opteum Financial Services
Southeast Headquarters
Atlanta, Ga.
Opteum Financial Services
Retail Branches - Georgia
Athens Dublin
Atlanta Gwinnett
- Buckhead Kennesaw
- Camp Creek Loganville
- Overton Peachtree City
Conyers Stockbridge
Opteum Financial Services
Wholesale Branch
San Ramon, Calif.
Opteum Financial Services
Western Region - Wholesale
Foothill Ranch, Calif.
Opteum Funding
Conduit Platform
Foothill Ranch, Calif.
Opteum Financial Services
Wholesale Branch
San Diego, Calif.

Conduit Division:	Wholesale Division:	Retail Division:
National Office (1)	Regional Offices (2) Branch Offices (4)	Branch Offices (24)

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

YTD Production Summary

- Through December 31, 2006, Opteum closed $6.3 Billion Dollars of Residential Mortgages

Product	# Of Loans	Loan Amount	% Of Total
FNMA / FHLMC	3,217	616,767,504	9.8%
FHA / VA	1,231	201,623,990	3.2%
Non-Conforming	632	198,332,934	3.1%
Prime ARM	70	17,040,031	0.3%
ALT A	13,667	4,014,518,030	63.7%
Expanded A-	212	53,896,192	0.9%
Subprime	1,265	273,939,062	4.3%
Second Liens	6,564	433,703,150	6.9%
Negative Am ARM	557	207,191,664	3.3%
Brokered Loan	1,483	289,780,134	4.6%
TOTAL	**28,898**	**6,306,792,690**	**100.0%**

Production by Channel



Opteum Financial Services:
Loan Production by Channel through December 31, 2006
Loan Amount (000's)
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
$526M
$1,481M
$3,038M
$5,136M
$6,486M
$6,307M
2001
2002
2003
2004
2005
2006*
Retail
Wholesale
Conduit

* 2006 production numbers reflected as of December 31, 2006

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Product Mix – Retail



Opteum Financial Services: Retail Production by Product
Year-to-Date through December 31, 2006
2nds
$87.97M
5%
Subprime
$404.32M
21%
A-
$5.45M
0%
Alt A
$407.34M
21%
A Paper
$1,030.45M
53%
Total Retail Production = $1,935.53M

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Product Mix – Wholesale


Opteum Financial Services: Wholesale Production by Product
Year-to-Date through December 31, 2006
Subprime
$159.40M
8%
2nds
$233.63M
12%
A Paper
$3.32M
0%
A-
$39.46M
2%
Alt A
$1,485.80M
78%
Total Wholesale Production = $1,921.61M

Opteum INCORPORATED

Opteum. FINANCIAL SERVICES

Product Mix – Conduit


Opteum Financial Services: Conduit Production by Product
Year-to-Date through December 31, 2006
2nds
$112.10M
5%
A-
$8.98M
0%
Alt A
$2,328.57M
95%
Total Conduit Production = $2,449.65M

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Financing Facilities

Name	Committed/ Uncommitted	Expiration Date	Total
Citigroup(1)	Committed	12/19/2007	$1,500,000,000
JPMorgan Chase(2)	Committed	5/30/2007	$1,000,000,000
Colonial Bank	Uncommitted	None	$700,000,000
FNMA ASAP	Uncommitted	None	$100,000,000
TOTAL			$3,300,000,000

Source: Company Data

(1) Includes sublimit of $80.0 million for Residuals
(2) Includes sublimit of $150.0 million for Servicing

FIVESTARSERIES™

FIVESTARSERIES™
ALT 'A' PROGRAM

Credit Grade: Alt 'A'

FIVESTARSERIES™
EXPANDED A- PROGRAM

Credit Grade: 'A-'

Opteum Products - Underwriting Overview

- 7 Documentation Types:
  - Full Documentation
  - Limited Documentation
  - Stated Income / Verified Assets (SIVA)
  - No Income / Verified Assets (NIVA)
  - Stated Income / Stated Assets (SISA)
  - No Income / No Assets (NINA)
  - No Income / No Employment / Verified Assets (NINEVA)

FIVESTARSERIES™
ALT 'A' PROGRAM

- 30 & 15 Year Fixed rate, 40 due in 30 Balloon; 6 Month Libor; 2/28; 3/27; 5/25; 7/23 Hybrid ARM Products; 5 Yr. Hybrid Option ARM
- 10-Yr. Interest Only option available on both Fixed and Adjustable Rate Loans (Not available on 40/30 Yr. Fixed); or 15 Yr. Fixed);
- Prepayment Penalties: Fixed Rate Products - 3 Yr. Hard or Soft; ARM Products – 1 to 5 Years (Hard Prepays & Soft Prepays offered);
- Borrower & Lender Paid Mortgage Insurance (LPMI):
  80.01 - 85% LTV = 12%; 85.01- 90% LTV = 30%; 90.01 - 95% = 35%; 95.01% - 100% = 35%

Opteum Products - Underwriting Overview

- Qualifying Ratios (Including I/O) LTV:

Greater than 80%:	45%
70.01- 80%:	50%
Less than or equal to 70%:	55%

FIVESTARSERIES™
ALT 'A' PROGRAM

- Credit Score Requirements:
  - Minimum credit score is 620 for Primary Wage Earner;
  - Loan Amounts > $1M require 680 credit score for all borrowers;
  - Second Homes & Investment Properties with CLTV 95 - 100% require 680 credit score for all borrowers;

- Credit History:
  - Owner Occupied & 2nd Home: 24 months credit history with 3 trades required; 2 rated traditional (example: auto, credit card) with 1 active and rated in last 6 months; Rent or Private Party counts as 1 trade; must verify 12 months mortgage/rental history, 0x30 in last 12 months;
  - Investment Property: 24 months credit history with 5 trades; 3 rated traditional with 1 active and rated in last 6 months. May build 1 non-traditional. Mortgage counts as 1 trade; must verify 12 months rental history, 0x30 in last 12 months;
  - First Time Home Buyer: 12 months credit history with 5 trades, 3 rated traditional with 1 active and rated in last 6 months; may build 1 non traditional;

Opteum Products - Underwriting Overview

FIVESTARSERIES™ ALT 'A' PROGRAM

- Revolving: Disregard all lates;
- Installment: LTV / CLTV >90% max 1 x 30 in last 12 months;
- Foreclosures: None in last 3 years. Loan Amounts > $1MM – None in last 4 years;
- Bankruptcies: Discharge 2 years with good re-established and/or re-affirmed credit. Minimum of 3 trades required; Loan Amounts >$1MM – None in last 4 years;
- Appraisals: All loans require a full appraisal in compliance with Fannie / Freddie requirements & State requirements
- Appraisal Reviews* :
  - Owner Occupied / 1-2 Units and Second Homes:
    - LTV >90% - Enhanced Desk Review
    - Combined Loan Amount of $500,000 to $999,999 – Enhanced Desk Review
    - Combined Loan Amounts >=$1MM – Second Full Appraisal required
  - Non-Owner Occupied 1-4 Units and Owner Occupied 3-4 Units:
    - Up to $500,000 Loan Amount or LTV / CLTV of 95% - Enhanced Desk Review
    - LTV / CLTV >95% or Combined Loan Amounts of $500,000 to $999,999 – Enhanced Field Review
    - Loan Amounts >=$1MM – Second Full Appraisal required

* Appraisal Review Requirements are the same for Five Star Expanded.

Opteum Products - Underwriting Overview

FIVESTARSERIES™
EXPANDED A- PROGRAM

- Purchase, Rate Term and Cash Out Transactions;
- 30-Year Fixed Rate and 2/28 and 3/27 Adjustable Rate mortgages;
- Prepayment penalties: 1 – 3 year hard prepay;
- Interest Only available on Owner Occupied; 1 Unit only;
- Credit grades:
  1) "AA" = 0 x 30 mortgage lates
  2) "A" = 1 x 30 mortgage lates
  3) "A-" = Up to 3 x 30 mortgage lates on full doc (rolling lates allowed) – Owner Occupied
  4) "A-" = Stated Documentation maximum 2 x 30 mortgage lates in last 12 months; Second Home & Investment maximum 2 x 30 mortgage lates in last 12 months

Opteum Products - Underwriting Overview

FIVESTARSERIES™
EXPANDED A- PROGRAM

- Credit History Trade Lines:
  - 12 months mortgage / rental history required on all doc types;
  - Full, Limited: LTV >90% or loans >$500K: 24 month credit history with minimum 2 trades paid as agreed, 1 with minimum 24 month history, 1 with minimum 6 months history;
  - LTVs <90% or loans <$500K: Minimum 12 month history with 2 trades paid as agreed, 1 with 12 months history, and 1 with 6 months history;
  - Stated: Minimum 24 month credit history with 3 trades paid as agreed, 1 with minimum 24 month credit history, 2 with minimum 6 months history.
- Minimum credit score: 580 based on Primary Wage Earner;
- Maximum Loan Amounts: $800,000;

Opteum Products - Underwriting Overview

FIVESTARSERIES™
EXPANDED A- PROGRAM

- Maximum LTV: 95% / maximum CLTV 100%;
- Debt Ratios: 50%, will allow up to 55% debt to income ratio with one compensating factor;
- Mortgage Insurance: Not Required;
- Appraisals: All loans require a full appraisal in compliance with Fannie / Freddie requirements & State requirements
- Appraisal Reviews* :
  - Owner Occupied / 1-2 Units and Second Homes:
    - LTV >90% - Enhanced Desk Review
    - Combined Loan Amount of $500,000 to $999,999 – Enhanced Desk Review
    - Combined Loan Amounts >=$1MM – Second Full Appraisal required
  - Non-Owner Occupied 1-4 Units and Owner Occupied 3-4 Units:
    - Up to $500,000 Loan Amount or LTV / CLTV of 95% - Enhanced Desk Review
    - LTV / CLTV >95% or Combined Loan Amounts of $500,000 to $999,999 – Enhanced Field Review
    - Loan Amounts >=$1MM – Second Full Appraisal required

* Appraisal Review Requirements are the same for Five Star Alt A.

Exception Process

The following exceptions on all products require management approval:

Corporate:

- Loan Amount
- LTV
- CLTV
- Credit Score

Regional Operations Managers:

- Maximum number of mortgages and/or properties financed
- Mortgage History
- Property Type (eligible & ineligible)
- Debt to Income
- Exceptions not specifically reflected on this list

Branch Operations/Underwriting Supervisors:

- Minimum trade lines
- Reserves
- Employment History
- Payment Shock

All exceptions are reported into Opteum Origination System.

Year-End Exceptions


2006 WHOLESALE / RETAIL EXCEPTIONS - FIVE STAR PRODUCTS
> 5% Loan Amount Exception, 0.98%
> 5% LTV Exception, 0.69%
5 Star Expanded Eligible, 0.49%
<= 5% LTV Exception, 1.96%
Cash-out Exception, 0.59%
Collections, Judgements and/or Charge-off's Exception, 2.16%
<= 5% Loan Amount Exception, 1.08%
Reserves, 5.59%
Consumer Credit Exception (Revolving and/or Installment) 9.71%
Property Exception (prior listing and/or foreclosure), 22.94%
Credit Score Exception, 6.47%
Payment Shock Exception, 10.39%
Number of Properties Owned Exception, 0.20%
Debt Ratio Exception, 4.80%
OZ Approved, 0.20%
FNMA 5% Fees Exceed, 2.25%
Number of Mortgages (financed by Opteum), 1.08%
Mortgage and/or Rent Exception, 8.14%
Miscellaneous Exception, 20.29%
Number of Units: 1020

Year-End Exceptions



2006 CONDUIT EXCEPTIONS - FIVE STAR PRODUCTS
<= 5% LTV Exception , 2.41%
> 5% Loan Amount Exception , 1.48%
<= 5% Loan Amount Exception , 0.56%
5 Star Expanded Eligible , 0.74%
> 5% LTV Exception , 1.30%
Reserves , 2.78%
Cash-out Exception , 2.04%
Collections, Judgements and/or Charge-off's Exception , 2.41%
Property Exception (prior listing and/or foreclosure) , 2.60%
Consumer Credit Exception (Revolving and/or Installment) , 1.30%
Payment Shock Exception , 25.23%
Credit Score Exception , 3.90%
Number of Properties Owned Exception , 1.11%
Debt Ratio Exception , 13.91%
Miscellaneous Exception , 30.80%
Number of Mortgages (financed by Opteum) , 0.19%
Mortgage and/or Rent Exception , 1.67%
FNMA 5% Fees Exceed , 5.57%
Number of Units: 539

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Core Logic Loan Safe

LoanSafe™
Loan Risk Assessment Tool

IdentityPro™
Examines prior address history for patterns and inconsistencies, Borrower Sales/Loan history, Alerts

ThirdPartyScorecard™
Provides Zip Code Based Collateral Risk Measurement for Lender and Industry

HistoryPro™
Market analysis Flip/Fraud detection Chain of Title Sales & Loan History

Core Logic Loan Safe

Loan Safe Risk Levels
LOW RISK Score = 0
MEDIUM RISK Score = 1-9
HIGH RISK Score = 10-25

HistoryPRO Risk Levels
LOW RISK Score = 0
MEDIUM RISK Score = 1-9
HIGH RISK Score = 10-25

LoanSafe™

Borrower Risk Levels
LOW RISK Score = 0
MEDIUM RISK Score = 1-9
HIGH RISK Score = 10-25

Zip Code Risk Levels
LOW RISK Score = 0
MEDIUM RISK Score = 1-5
HIGH RISK Score = 6-25

The Opteum Zone (OZ)

opteumzone

OPTEUM'S AUTOMATED UNDERWRITING ENGINE

- Standardization & efficiency of Underwriting Processes
- Risk Analysis Underwriting
- Robust and Flexible Engine
- Improved Efficiencies with Decreased Costs
- Improved Time Efficiencies

The Opteum Zone (OZ)

Phase I Pre-Qualification	Phase II Application Engine	Phase III OZ to Destiny Interface	Phase IV Corelogic and Mortgage Insurance Interface	Phase V Private Labeling
•Pre-Qualification Module in production June 2005 •Determine all programs that best fit applicant •Disposition disclosing conditions as mandated by a selected loan program •Administrative components that manage eligibility conditions and reasons for ineligibility	•Full application integration with credit vendors and S&P Levels Model •Engine intelligence including Black Box capability for rendering an approval, refer or decline decision Automated Exception Process •Underwriter Admin component •Message Text component •Black Box rules for Five Star Series, Five Star Seconds, Five Star Expanded A- and Super Star Second loan programs Migration of OZ data hosting from toplingo to Opteum	•Automates the process of moving loans from OZ to Destiny LOS. •Seamless bridge between OZ and Destiny •The benefit is reduced underwriter workload and minimal manual data entry	•OZ will retrieve the following from Corelogic for analyzing further layered risk: Flip score TSCORE Loan Safe Score •Implement a number of MI vendors used by OZ Sellers and Brokers	•Display the Seller's brand when accessing OZ from the web

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Opteum Mortgage Acceptance Corp.
Securitizations Issued

Opteum Mortgage Acceptance Corp – Securitizations through December 31, 2006

	HMAC 2004-1	HMAC 2004-2	HMAC 2004-3	HMAC 2004-4	HMAC 2004-5	HMAC 2004-6
Original Balance	$309,846,147.00	$387,791,245.00	$417,055,302.00	$410,125,325.00	$413,874,752.00	$761,026,691.00
Close Date	March 5, 2004	May 10, 2004	July 1, 2004	August 17, 2004	October 1, 2004	November 19, 2004
LTV	81.640	77.350	77.000	79.600	79.340	81.300
Credit Score	683	692	692	690	690	686
Product Type						
Fixed	$74,565,674.00	$114,345,346.00	$134,693,470.00	$100,946,691.00	$130,103,752.00	$226,419,814.00
ARM 6 ML	$45,576,295.00	$17,328,194.00	$21,432,084.50	$17,451,467.00	$27,883,289.00	$43,686,158.00
ARM 2/6	$121,797,275.00	$113,142,568.00	$103,004,081.32	$141,354,408.00	$141,783,825.00	$325,665,601.00
ARM 3/6	$16,160,180.00	$51,137,778.00	$59,666,419.76	$65,789,554.00	$55,335,292.00	$83,706,367.00
ARM 5/6	$50,542,803.00	$85,878,609.00	$90,720,624.97	$75,316,889.00	$54,476,221.00	$77,665,615.00
ARM 7/6	$951,920.00	$5,606,750.00	$6,469,822.51	$8,898,316.00	$3,658,106.00	$2,607,936.00
ARM 10/6	$252,000	$352,000.00	$1,068,800.00	$368,000.00	$634,267.00	$1,275,200.000
Product Credit						
Alt A	$273,664,352.00	$363,554,685.00	$379,626,203.00	$354,733,529.00	$355,627,679.00	$661,448,582.00
Expanded (A-)	0	0	0	0	0	$13,580,180.00
Subprime*	$36,181,795.00	$24,236,560.00	$37,429,099.00	$40,869,138.00	$44,043,766.00	$51,317,831.00
Second Lien*	0	0	0	$14,522,658.00	$14,203,307.00	$34,680,098.00
Prepay Type						
Total Prepay	43.18%	45.53%	60.72%	73.63%	78.39%	68.32%
Hard Type Only	43.15%	17.70%	37.45%	62.46%	68.36%	62.72%
Prepay Speed Curr. Annualized CPR	26.77%	18.52%	18.07%	22.90%	54.27%	62.68%

* Opteum no longer securitizes Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

Opteum INCORPORATED

Opteum. FINANCIAL SERVICES

Opteum Mortgage Acceptance Corp – Securitizations through December 31, 2006

	OPMAC 2005-1	OPMAC 2005-2	OPMAC 2005-3	OPMAC 2005-4	OPMAC 2005-5	OPMAC 2006-1	OPMAC 2006-2
Original Balance	$802,625,137.00	$883,988,562.00	$937,116,704.00	$1,321,738,004.00	$986,662,596.00	$934,441,048.00	$491,571,939
Close Date	January 31, 2005	April 5, 2005	June 17, 2005	August 25, 2005	November 30, 2005	March 27, 2006	June 26, 2006
LTV	78.100	75.99	75.56	75.59	74.05	72.53	76.97
Credit Score	688	683	699	701	702	704	691
Product Type							
Fixed	$209,017,651.00	$227,079,252.00	$260,318,431.00	$499,220,444.00	$382,726,488.00	$420,381,670.00	0
ARM 6 ML	$39,354,589.00	$51,893,393.50	$70,918,541.00	$36,876,490.00	$8,555,720.00	$5,568,473.00	$1,081,458
ARM 2/6	$362,888,669.00	$361,545,549.00	$245,857,302.00	$331,095,370.00	$271,071,226.00	$147,667,686.00	$59,922,619
ARM 3/6	$82,401,534.00	$87,817,025.00	$61,304,982.00	$64,236,467.00	$34,560,586.00	$31,940,394.00	$36,425,481
ARM 5/6	$101,087,883.00	$137,607,001.00	$272,428,873.00	$343,255,360.00	$276,289,413.00	$308,375,066.00	$391,340,421
ARM 7/6	$5,201,261.00	$8,954,187.00	$14,084,409.00	$33,836,493.00	$10,314,613.00	$17,215,620.00	$2,015,445
ARM 10/6	$2,673,550.00	$9,092,155.00	$12,204,165.00	$13,217,380.00	$3,144,550.00	$3,292,140.00	$786,515
Product Credit							
Alt A	$719,172,200.00	$854,593,388.00	$921,181,705.00	$1,182,426,818.00	$866,667,651.00	$855,170,413.00	$462,962,452
Expanded (A-)	$9,242,685.00	$27,272,284.00	$15,935,700.00	$139,311,186.00	$119,994,945.00	$79,270,636.00	$28,609,487
Subprime*	$41,707,962.00	0	0	0	0	0	0
Second Lien*	$32,502,290.00	$2,122,890.00	0	0	0	0	0
Prepay Type							
Total Prepay	72.5%	73.7%	73.6%	71.9%	76.4%	77.9%	80.4%
Hard Type Only	69.9%	69.9%	69.5%	64.0%	69.2%	76.2%	77.9%
Prepay Speed Curr. Annualized CPR	64.43%	19.44%	17.82%	15.20%	17.98%	14.74%	14.95%

* Opteum no longer securitizes Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Issuance Summary By Deal Name

Name	UPB Issue Amount	Gross WAC	Net WAC	WALTV	WACLTV	WA Fico
HMAC 2004-1	309,846,147	6.114	5.634	81.64	84.67	683
HMAC 2004-2	387,791,245	5.559	5.296	77.35	81.32	692
HMAC 2004-3	417,055,302	5.529	5.244	77.00	81.89	692
HMAC 2004-4	410,125,325	5.960	5.620	79.60	84.72	690
HMAC 2004-5	413,874,752	6.161	5.864	79.34	85.15	690
HMAC 2004-6	761,026,691	6.255	5.936	81.30	87.56	686
OPMAC 2005-1	802,625,137	6.077	5.792	78.10	85.18	688
OPMAC 2005-2	883,988,562	5.927	5.642	75.99	84.13	693
OPMAC 2005-3	937,116,704	6.067	5.796	75.56	84.61	699
OPMAC 2005-4	1,321,738,004	6.203	5.923	75.57	85.09	701
OPMAC 2005-5	986,662,596	6.209	5.918	74.05	82.35	702
OPMAC 2006-1	934,441,048	6.429	6.141	72.53	83.12	704
OPMAC 2006-2	491,571,939	6.836	6.535	76.97	84.89	691
Total Issuance	**$9,057,863,452**	**6.139**	**5.845**	**76.62**	**84.31**	**695**

Total Production Detail - from January 1, 2006 through December 31, 2006

Documentation Type	Percentage
Full Doc	27%
Stated Inc/Verified Asset	39%
Stated Inc/Stated Asset	15%
No Ratio	13%
NINA	7%

Fico Score	Percentage
680+	56%
660-679	14%
620-659	22%
580-619	4%
520-579	3%

LTV Distribution	Percentage
Less than 60%	8%
60.01-65%	4%
65.01-70%	5%
70.01-75%	7%
75.01-80%	63%
80.01-85%	2%
85.01-90%	4%
90.01-95%	3%
95.01-100%	4%

State Distribution	Percentage
CA	43%
GA	16%
NJ	8%
FL	8%
Other	25%

Security Performance

Name	Period	60 Day DQ	90 Day DQ	BK	FC	REO	Actual Losses
HMAC 2004-1	35	.46%	.11%	.99%	3.67%	1.17%	$428,487
HMAC 2004-2	31	.37%	.34%	1.28%	2.04%	1.83%	$1,264,900
HMAC 2004-3	30	.23%	.42%	.60%	2.59%	.91%	$828,652
HMAC 2004-4	29	.33%	.02%	1.00%	1.53%	1.07%	$338,011
HMAC 2004-5	27	.23%	.44%	.74%	2.10%	1.34%	$123,997
HMAC 2004-6	26	.28%	.22%	.41%	2.99%	2.32%	$1,158,335
OPMAC 2005-1	24	.62%	.20%	.42%	1.92%	.89%	$551,138
OPMAC 2005-2	22	.26%	.25%	.89%	1.39%	.78%	$338,761
OPMAC 2005-3	19	.37%	.37%	.23%	1.92%	.80%	$114,685
OPMAC 2005-4	16	.31%	.30%	.42%	1.37%	.57%	($2,076)
OPMAC 2005-5	13	.51%	.48%	.19%	1.98%	.33%	$62,647
OPMAC 2006-1	9	.31%	.30%	.12%	1.14%	.27%	$1,423
OPMAC 2006-2	6	1.28%	.23%	0%	2.25%	0%	$0

* Information provided as of January 16, 2007

For more Performance information, visit http://opteum.lewtan.com

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

Senior Management Bios

Senior Management Bios



Jeffrey J. Zimmer

Chairman, President & Chief Executive Officer

Opteum Inc. (formerly Bimini Mortgage Management)

Jeffrey J. Zimmer is the Chairman, President & Chief Executive Officer of Opteum Inc. Most recently, he was a Managing Director for the Mortgage-Backed and Asset-Backed Department at RBS/Greenwich Capital Markets. From 1990 through 2003, he held various positions in the Mortgage-Backed Department at Greenwich Capital. While there, Jeffrey worked closely with some of the nation's largest mortgage banks, hedge funds, and investment management firms on varied mortgage-backed securities investments. He has sold and researched almost every type of mortgage-backed security in his 20 years in the mortgage business.

He has also negotiated terms on and participated in the completion of dozens of new underwritten public and privately placed mortgage-backed deals for customers of Greenwich Capital. Jeffrey was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990.

Senior Management Bios



Robert E. Cauley

Vice Chairman, Senior Executive Vice President,
Chief Financial Officer and Chief Investment Officer
Opteum Inc. (formerly Bimini Mortgage Management)

Senior Executive Vice President and Co-Head of Capital Markets
Opteum Financial Services, LLC

Robert E. Cauley, CFA is one of the Company's founders and has been a director of the Company since its inception in 2003. He serves as Vice Chairman, Senior Executive Vice President, Chief Financial Officer and Chief Investment Officer of Opteum Inc. He also serves as Senior Executive Vice President and Co-head of Capital Markets of Opteum Financial Services, LLC. He was previously Vice President, Portfolio Manager, at Federated Investment Management Company in Pittsburgh, Pennsylvania where from 1996 until September 2003 he was also a Lead Portfolio Manager, Co-Manager, or Assistant Portfolio Manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset-backed securities funds. From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group. From 1992 to 1994, he was a Credit Analyst in the highly levered firms group and the aerospace group at Barclay's Bank. Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security. Mr. Cauley, who is a CFA and a CPA, received his MBA in Finance and Economics from Carnegie Mellon University and his BA in Accounting from California State University, Fullerton. Mr. Cauley served in the United States Marine Corps for four years.

Senior Management Bios



Peter R. Norden
Senior Executive Vice President
Opteum Inc. (formerly Bimini Mortgage Management)

President, Chief Executive Officer and Co-Head of Capital Markets
Opteum Financial Services, LLC

Peter R. Norden serves on the Board of Directors of Opteum Inc, and is President and Chief Executive Officer of Opteum Financial Services, LLC. In addition to overseeing the company, Peter serves on the Fannie Mae CEO Advisory Council and the GMAC/RFC National Advisory Board. He is a past President of the Mortgage Bankers Association of New Jersey.

Peter began his impressive career in mortgage banking 30 years ago as a senior auditor for Touche Ross and Company, based in Newark, N.J. In 1988, he acquired Olde Towne Mortgage Company, where he then served as CEO. That same year, he and Martin Levine, then President of First Builders Financial Corporation, merged their respective companies to form First Town Mortgage Corporation. Peter served as President and CEO of First Town until its purchase in 1999 by Chase Manhattan Mortgage Corporation.

Senior Management Bios



Rick E. Floyd

Executive Vice President and National Production Manager
Opteum Financial Services, LLC

Rick E. Floyd serves as Executive Vice President and National Production Manager of Opteum Financial Services, LLC. In this role, he is responsible for all aspects of Loan Officer recruiting, hiring and ongoing education. As a senior Opteum executive, he provides strategic counsel for the National Builder and Marketing Divisions and all new initiatives, including joint ventures and market expansions.

With nearly 20 years of mortgage banking experience, Rick serves as a Governor of the Mortgage Bankers Association of Georgia. He is also President of the Atlanta Chapter of that association and has been a member of its Ethics Committee. Rick is a member of the Fayette County and Metro Atlanta Chambers of Commerce, Fayetteville Rotary Club, Fayette County Economic Board of Directors, Fayette Youth Protection Home and Leadership Fayette. He began his career at Georgia Federal Bank, eventually moving his way up to Georgia Regional Manager for Chase Manhattan Mortgage. Prior to forming Opteum, Rick worked with HomeBanc Mortgage Corporation, leading the team that created the Builder Services Group - an industry first.

Senior Management Bios



G. Hunter Haas IV

Senior Vice President & Head of Mortgage Research and Trading
Opteum Inc. (formerly Bimini Mortgage Management)

Senior Vice President & Co-Chief Operating Officer
Opteum Financial Services, LLC

G. Hunter Haas serves as Senior Vice President and Head of Mortgage Research and Trading for Opteum Inc. He also serves as Senior Vice President and Co-Chief Operating Officer of Opteum Financial Services, LLC, responsible for the Secondary Marketing Group, Quality Control, Mortgage Research and Trading. Hunter joined Opteum in April 2004 as Vice President and head of Mortgage Research.

Prior to joining Opteum, Hunter worked at National City Mortgage Company from June 2002 to April 2004, most recently as Vice President of Risk Analytics in the Servicing Asset Risk Management Department. While there, he specialized in researching the impact of mortgage prepayments on a $155 billion servicing portfolio. Hunter has presented his research at conferences to other fixed income and mortgage banking professionals. He worked at Homeside Lending Inc. from December 2001 to May 2002, where he was a member of the Capital Markets Finance Group. Prior to December 2001, Hunter attended Oklahoma State University, where he received his MS in Economics. While there he focused his graduate studies on econometrics, forecasting and statistical analysis.

Senior Management Bios



Robert Filiberto
Senior Vice President & Co-Chief Operating Officer
Opteum Financial Services, LLC

Robert (Bob) Filiberto serves as Senior Vice President & Co-Chief Operating Officer, responsible for Opteum's Servicing Division, Post Closing and the nationwide technology infrastructure. Prior to his current role, Bob served as Senior Vice President and Chief Technology Officer.

Previously, Bob managed all aspects of Opteum's servicing operations including in-house policies and procedures as well as the servicing relationships with investors, agencies, insurers and sub-servicers.

Bob has nearly 20 years of mortgage banking experience including operations and technology. In his role as quality assurance manager for a leading mortgage software company, Bob worked extensively with the Mortgage Bankers Association of America developing the Year 2000 test plans and transaction sets for the industry. He has also served on the Mortgage Bankers Association of Georgia's Loan Administration Committee. Bob began his long-term association with the Opteum executive team in 1991 when their company acquired the mortgage company for which Bob worked as Servicing Manager.

Senior Management Bios



Timothy P. O'Neill

Senior Vice President and Chief Accounting Officer

Opteum Financial Services, LLC

Tim O'Neill is a Certified Public Accountant who has a wide range of experience in the financial world. He began his career working for public accounting firms and an international manufacturer of art supplies. Eventually, he moved on to a real estate management and brokerage firm where he supervised everything from the payroll department to the creation and installation of a new general ledger and accounts payable system.

In 1991, Tim moved on to First Town Mortgage Corporation where his duties included preparing monthly and annual financial statements and daily cash management, among many other responsibilities. He served as Senior Vice President and Chief Financial Officer of First Town until its purchase in 1999 by Chase Manhattan Mortgage. Later the same year, he joined Peter R. Norden and Martin J. Levine at Homestar Mortgage Services, LLC where he continues as Opteum's Senior Vice President and Chief Accounting Officer. Tim is a member of the American Institute of Certified Public Accountants and the NYSSCPA.

Senior Management Bios



Jeff Pancer
Senior Vice President and Capital Markets Manager
Opteum Financial Services, LLC

Jeff Pancer leads the capital markets group and is responsible for hedging mortgage pipelines, providing daily pricing of all mortgage products and overseeing the mortgage backed securities (MBS) allocations department. He also manages each offering of Opteum's private-label securities on Wall Street.

Prior to his current role, Jeff was Vice President, secondary marketing, with First Town Mortgage Corporation and continued in this capacity through its acquisition by Chase Manhattan Mortgage Corporation. He has also been an Associate Vice President at Dime Savings Bank, First Fidelity Bank and Anchor Mortgage Services.

Senior Management Bios



Mary Glass-Schannault

Senior Vice President and Managing Director of Structured Finance
Opteum Financial Services, LLC

Ms. Schannault serves as EVP of Opteum Funding (Conduit); SVP, Western Regional Manager, Wholesale and Retail operations and production; and Managing Director for Opteum's Structured Finance transactions. She has been with Opteum since 2002.

Ms. Schannault is recognized in the mortgage industry with 30+ years experience in residential and commercial lending. Her major accomplishments include writing the credit philosophy for the first Alternative A Products in 1993, and was instrumental in developing the secondary market for structured finance transactions with establishing risk-based pricing and credit grading. She has written additional alternative mortgage products with a common sense approach to underwriting credit risk.

She served as a Founder and Principal Executive Officer of Impac Mortgage Holdings (IMH) and Impac Commercial Holdings; EVP, Managing Director, IMH, since its formation in 1995; SVP, Managing Director of ICII from 1992 to 1995. Responsibilities included negotiation and management of Structured Finance (Remic & Asset-backed securitizations), whole loan transactions.

Prior to this, she held executive management positions within the mortgage banking industry.

Senior Management Bios



Grace Currid

Senior Vice President and Chief Credit Officer

Opteum Financial Services, LLC

Grace Currid serves as Senior Vice President and Chief Credit Officer. She is responsible for managing all aspects of Opteum's lending and credit policies and procedures. As part of this responsibility, she also manages the Quality Assurance division within Opteum. Prior to her position as the Chief Credit Officer, she was the National Operations Manager, responsible for all aspects of the loan file from processing through loan closing. As a recognized industry leader, Grace is actively involved with the Mortgage Bankers Association of New Jersey.

She currently serves on the Board of Governors and has also chaired multiple committees. In addition, Grace is an active member of FNMA's National Underwriting Advisory Board and previously has been an instructor for the American Bankers Association School of Mortgage Lending.

Opteum Product Matrices

Opteum

FIVESTARSERIES™

Full / Alternative Documentation (Full / Alt Doc)
Interest Only Feature Available

Owner Occupied

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1-2	<=450,000	95%	100%	95%	100%
1-2	<=500,000	90%	100%	90%	100%
1-2	<=650,000	85%	100%	85%	100%
1-2	<=1,000,000	80%	100%	80%	100%
1-2	<=1,500,000	80%	90%	70%	90%
1-2	<=2,000,000	65%	90%	65%	90%
3-4	<=500,000	90%	95%	90%	95%
3-4	<=650,000	80%	95%	80%	95%
3-4	<=750,000	75%	95%	75%	95%
3-4	<=1,000,000	75%	90%	70%	90%
3-4	<=1,500,000	75%	90%	65%	90%
3-4	<=2,000,000	65%	90%	65%	90%

2nd Home

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=500,000	80%	100%	NA	NA
1	<=400,000	95%	95%	95%	95%
1	<=500,000	90%	95%	90%	95%
1	<=1,000,000	80%	95%	80%	95%
1	<=1,500,000	70%	80%	50%	80%
1	<=2,000,000	50%	80%	50%	80%

1 Investment Property: 95.01 to 100% CLTV requires 6 months PITI Reserves

Investment Property

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=500,000	80%	100%[1]	NA	NA
1	<=400,000	95%	95%	95%	95%
1	<=450,000	90%	95%	90%	95%
1	<=500,000	85%	95%	85%	95%
1	<=1,000,000	80%	95%	80%	95%
1	<=2,000,000	50%	80%	50%	80%
2-4	<=400,000	90%	95%	90%	95%
2-4	<=500,000	85%	95%	85%	95%
2-4	<=650,000	80%	95%	80%	95%
2-4	<=750,000	75%	95%	75%	95%
2-4	<=1,000,000	70%	80%	70%	80%
2-4	<=2,000,000	50%	80%	50%	80%

Program Parameters

Destiny codes: 38030FF, 38015FF, 38030FFI, 38030B, 55030A6, 55030A6I, 55030A26, 5503026I, 55030A36, 55030A36I, 55030A56, 55030A56I, 55030A76, 55030A76I; **Buydowns**: 38030FBY, 38030FBD, 38030FBU, 38030FBYI, 38030FBDI, 38030FBUI, 55030A56BY, 55030A56BD, 55030A56BU, 55030A56BYI, 55030A56BDI, 55030A56BUI, 55030A76BD, 55030A76BU, 55030A76BYI, 55030A76BDI, 55030A76BUI;
Destiny Credit Grades: Full

Buydowns Seller, Builder or Borrower paid 3/2/1, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Purchase, R/T and Cash out; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only. Refer to guidelines for additional requirements

Doc Type: **Full / Alt Doc:** Full income documentation required. Completed, signed and dated 1003. Minimum loan amount $40,000.

Credit Score & History: Credit score for Primary Wage Earner is 620 for loan amounts and/or combined loan amounts <=$1,000,000. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loans >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers. 2nd Home & Investment Properties: 95.01 to 100% CLTV: require 680 score for all borrowers.

Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. Borrowers with no prior rental/housing meeting 5 trade requirement allowed with no additional restrictions.

O/O and Second Homes: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades, with at least one (1) being an active trade reported for the last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement. FTHB with no prior housing not allowed.

NOO and FTHB with no prior housing: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades, with at least one(1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. FTHB allowed with no additional restrictions.

Employment: **Salaried Borrowers:** Written VOE OR most recent pay stubs covering a 30-day period with YTD earnings and 2 years W-2s from all employers. Verbal VOE required prior to closing.
Self-Employed Borrowers: 2 years complete Tax Returns and IRS Form 4506 must be signed at closing.

Revolving / Installment: LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

Assets: Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

Reserves: **Owner Occupied:** Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home:** Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment:** Loan amounts <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000: 6 months PITI; All Combined Opteum first and second liens require 6 months PITI; 95.01-100% CLTV: 6 months PITI.

Bankruptcies / Foreclosure/ Consumer Credit Counseling: **Bankruptcy**: Discharged 2 years **Foreclosures**: None in last 3 years; **CCCS**: Plan must be completed for 2 years; Loan Amounts >$1,000,000 No BK/FC/CCCS in last 4 years. **Credit after BK/FC/CCCS**: good re-established and/or re-affirmed credit. Minimum of three (3) trades required.

Tax Liens / Collections / Charge-offs / Judgments: No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home:** No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios: LTV's>80% with MI: 45%; >70.01% LTV/CLTV: 50%; ≤70% LTV/CLTV: 55%; **Buydowns:** 3/2/1 qualify at second year rate ; 2/1 and 1/0 qualify at rate in effect in first year

Seller Contribution: **Owner Occupied First/Second combo:** LTV/CLTV 75.01 to 100%: Max 6%; LTV/CLTV ≤75%: Max 9%; **Owner Occupied with MI:** LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **2nd Home First/Second combo:** LTV/CLTV >90%: Max 3%; LTV/CLTV >75 to 90%: Max 6%; LTV/CLTV <=75%: Max 9%; **2nd Home with MI:** LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **Investment First/Second Combo**: LTV/CLTV <=80%: Max 6%; LTV/CLTV >80%: Max 3%; **Investment with MI:** LTV > 80%: Max 3%. Buydowns: Seller or Builder paid buydowns are included in max Seller Contributions

Max Cash-Out: Unlimited for LTV's<=80% with or without subordinate financing. LTV's >80% with Mortgage Insurance, follow MI company guidelines for maximum cash out allowed

Mortgage Insurance: **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%. UGI, PMI and RMIC. Buydowns: Not allowed

Condos: FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable condo's. See guidelines for complete details.

Appraisals: All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals. **Non-Owner Occupied 1-4 and Owner Occupied 3-4**: Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts <$500,000 with LTV/CLTV >95% and loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regard to this loan program will be made available upon request.

Opteum

FIVESTARSERIES

Stated Income/Verified Assets (SIVA)

Interest Only Feature Available

Owner Occupied

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	**Loan Amount**	**LTV**	**CLTV**	**LTV**	**CLTV**
1-2	<=400,000	95%	100%	95%	100%
1-2	<=500,000	90%	100%	90%	100%
1-2	<=650,000	85%	100%	80%	100%
1-2	<=750,000	80%	100%	80%	100%
1-2	<=1,000,000	80%	95%	80%	90%
1-2	<=1,500,000	75%	80%	65%	80%
1-2	<=2,000,000	60%	80%	60%	80%
3-4	<=400,000	90%	95%	90%	95%
3-4	<=500,000	90%	95%	90%	95%
3-4	<=650,000	80%	95%	80%	95%
3-4	<=1,000,000	70%	80%	70%	80%
3-4	<=1,500,000	70%	80%	60%	80%
3-4	<=2,000,000	60%	80%	60%	80%

2nd Home

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	**Loan Amount**	**LTV**	**CLTV**	**LTV**	**CLTV**
1	<=400,000	95%	95%	95%	95%
1	<=500,000	90%	95%	90%	90%
1	<=650,000	80%	95%	80%	90%
1	<=1,000,000	75%	95%	70%	90%
1	<=1,500,000	65%	80%	50%	80%
1	<=2,000,000	50%	80%	50%	80%

Investment Property

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	**Loan Amount**	**LTV**	**CLTV**	**LTV**	**CLTV**
1	<=400,000	95%	95%	90%	90%
1	<=450,000	85%	95%	80%	90%
1	<=500,000	80%	95%	80%	90%
1	<=650,000	80%	95%	75%	90%
1	<=1,000,000	75%	95%	65%	90%
1	<=2,000,000	50%	80%	50%	80%
2-4	<=400,000	90%	90%	90%	90%
2-4	<=450,000	85%	90%	80%	90%
2-4	<=500,000	80%	90%	80%	90%
2-4	<=650,000	80%	90%	75%	90%
2-4	<=1,000,000	70%	80%	65%	80%
2-4	<=2,000,000	50%	80%	50%	80%

Program Parameters

Buydowns: Seller, Builder or Borrower paid 3/2/1/, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units, Purchase, R/T and Cash out; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only. Refer to guidelines for additional requirements

Doc Type: **SIVA:** Employment and income stated on 1003 application, assets verified, debt ratios calculated. Minimum loan amount is $40,000

Credit Score & History: Credit score for Primary Wage Earner is 620 for loan amounts and/or combined loan amounts <=$1,000,000. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loans >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers.

Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. Borrowers with no prior rental/housing meeting 5 trade requirement allowed with 660 score and 4 months PITI reserves.

<u>**O/O and Second Homes**</u>: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement. FTHB with no prior housing history not allowed.

<u>**NOO and FTHB with no prior rental**</u>: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. FTHB with no prior housing history allowed with ≥ 660 score and 4 months PITI reserves.

Employment: **Salaried Borrowers:** Verbal VOE covering a 2-year period.
Self-Employed Borrowers: Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506-T is not required.

Revolving / Installment: LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

Assets: Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

Reserves: **Owner Occupied**: Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home:** Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment:** Loan amounts <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000: 6 months PITI; All Combined Opteum first and second liens require 6 months PITI.

Bankruptcies / Foreclosure/ Consumer Credit Counseling: **Bankruptcy**: Discharged 2 years. **Foreclosures:** None in last 3 years; **CCCS:** Plan must be completed for 2 years; Loan Amounts >$1,000,000 No BK/FC/CCCS in last 4 years. **Credit after BK/FC/CCCS**: good re-established and/or re-affirmed credit. Minimum of three (3) trades required.

Tax Liens / Collections / Charge-offs / Judgments: No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home**: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios: LTV's>80% with MI: 45%; >70.01LTV/CLTV: 50%;≤70% LTV/CLTV: 55; **Buydowns**: 3/2/1 qualify at second year rate; 2/1 and 1/0 qualify at rate in effect in first year

Seller Contribution: **Owner Occupied First/Second combo:** LTV/CLTV 75.01 to 100%: Max 6%; LTV/CLTV≤75%: Max 9%; **Owner Occupied with MI**: LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **2nd Home First/Second combo:** LTV/CLTV >90%: Max 3%; LTV/CLTV >75 to 90%: Max 6%; LTV/CLTV <=75%: Max 9%;**2nd Home with MI**: LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **Investment First/Second Combo:** LTV/CLTV <=80%: Max 6%; LTV/CLTV >80%: Max 3%;**Investment with MI**: LTV > 80%: Max 3%. Buydowns: Seller or Builder paid buydowns are included in max Seller Contributions

Max Cash-Out: Unlimited for LTV's<=80% with or without subordinate financing. LTV's >80% with Mortgage Insurance, follow MI company guidelines for maximum cash out allowed

Mortgage Insurance: **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%. UGI, PMI and RMIC; Buydowns: Not allowed

Condos: FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. See guidelines for complete details.

Appraisals: All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements**: **O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals. **Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

Opteum

FIVESTARSERIES™

Stated Income / Stated Assets (SISA)
Interest Only Feature Available

Owner Occupied

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1-2	<=400,000	95%	100%	95%	100%
1-2	<=500,000	90%	100%	90%	100%
1-2	<=650,000	80%	100%	80%	100%
1-2	<=1,000,000	80%	90%	70%	90%
1-2	<=2,000,000	60%	80%	60%	80%
3-4	<=400,000	90%	90%	90%	90%
3-4	<=500,000	90%	90%	90%	90%
3-4	<=650,000	80%	90%	80%	90%
3-4	<=1,000,000	70%	80%	70%	80%
3-4	<=2,000,000	60%	80%	60%	80%

2nd Home

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=400,000	95%	95%	95%	95%
1	<=500,000	90%	95%	90%	90%
1	<=650,000	80%	95%	80%	90%
1	<=1,000,000	70%	90%	70%	90%

Investment Property

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=400,000	85%	85%	85%	85%
1	<=500,000	75%	80%	75%	80%
1	<=650,000	75%	80%	70%	80%
1	<=1,000,000	65%	75%	60%	75%
2-4	<=400,000	85%	85%	85%	85%
2-4	<=500,000	75%	80%	75%	80%
2-4	<=650,000	75%	75%	65%	75%
2-4	<=1,000,000	65%	75%	55%	75%

Program Parameters

Buydowns	Seller, Builder or Borrower paid 3/2/1, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Purchase, R/T and Cash out; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only. Refer to guidelines for additional requirements
Doc Type:	**SISA:** Employment, Income and Assets stated on 1003 application, debt ratios are calculated. Minimum loan amount is $40,000
Credit Score & History:	Credit score for Primary Wage Earner is 620 for loan amounts and/or combined loan amounts <=$1,000,000. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loans >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers. Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. Borrowers with no prior rental/housing not allowed O/O and Second Homes: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months.Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement. NOO: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement.
Employment:	**Salaried Borrowers:** Verbal VOE covering a 2-year period. **Self-Employed Borrowers:** Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506-t is not required.
Revolving / Installment:	LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts
Assets:	Assets stated on 1003.
Reserves:	**Owner Occupied**: Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home:** Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Combined Opteum first and second liens >$1,000,000: 6 months PITI;**Investment**: Loan amounts <=$1,000,000: 4 months PITI; All Combined Opteum first and second liens require 6 months PITI.
Bankruptcies / Foreclosure/ Consumer Credit Counseling:	**Bankruptcy**: Discharged 2 years **Foreclosures**: None in last 3 years; **CCCS:** Plan must be completed for 2 years; Loan Amounts >$1,000,000 No BK/FC/CCCS in last 4 years. **Credit after BK/FC/CCCS**: good re-established and/or re-affirmed credit. Minimum of three (3) trades required.
Tax Liens / Collections / Charge-offs / Judgments:	No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home**: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.
Qualifying Ratios:	LTV's>80% with MI: 45%; >70.01LTV/CLTV: 50%;≤70% LTV/CLTV: 55%; **Buydowns:** 3/2/1 qualify at second year rate; 2/1 and 1/0 qualify at rate in effect in first year
Seller Contribution:	**Owner Occupied First/Second combo:** LTV/CLTV 75.01 to 100%: Max 6%; LTV/CLTV≤75%: Max 9%; **Owner Occupied with MI:** LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **2nd Home First/Second combo:** LTV/CLTV >90%: Max 3%; LTV/CLTV >75 to 90%: Max 6%; LTV/CLTV <=75%: Max 9%;**2nd Home with MI:** LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **Investment First/Second Combo:**LTV/CLTV <=80%: Max 6%; LTV/CLTV >80%: Max 3%;**Investment wtih MI** LTV > 80%: Max 3%. Buydowns: Seller or Builder paid buydowns are included in max Seller Contributions
Max Cash-Out:	Unlimited for LTV's<=80% with or without subordinate financing. LTV's >80% with Mortgage Insurance, follow MI company guidelines for maximum cash out allowed
Mortgage Insurance:	**30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%.**15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%.UGI, PMI and RMIC; Buydowns: Not allowed
Condos:	FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. See guidelines for complete details.
Appraisals:	All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements O/O 1-2 units and Second Homes 1 unit(including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals.**Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regard to this loan program will be made available upon request.

Opteum

FIVESTARSERIES™

No Ratio / Verified Assets (NIVA - No Ratio)

Interest Only Feature Available

Owner Occupied

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1-2	<=400,000	95%	100%	95%	100%
1-2	<=500,000	90%	100%	90%	100%
1-2	<=650,000	85%	100%	80%	100%
1-2	<=1,000,000	80%	95%	80%	90%
1-2	<=1,500,000	70%	80%	60%	80%
1-2	<=2,000,000	60%	80%	60%	80%
3-4	<=400,000	90%	95%	90%	95%
3-4	<=500,000	90%	95%	90%	95%
3-4	<=650,000	80%	95%	80%	95%
3-4	<=1,000,000	70%	80%	70%	80%
3-4	<=1,500,000	70%	80%	60%	80%
3-4	<=2,000,000	60%	80%	60%	80%

2nd Home

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=400,000	95%	95%	95%	95%
1	<=500,000	90%	95%	90%	90%
1	<=650,000	80%	95%	80%	90%
1	<=1,000,000	75%	95%	70%	90%
1	<=1,500,000	65%	80%	50%	80%
1	<=2,000,000	50%	80%	50%	80%

Investment Property

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=400,000	95%	95%	90%	90%
1	<=450,000	85%	95%	80%	90%
1	<=500,000	80%	95%	80%	90%
1	<=650,000	80%	95%	75%	90%
1	<=1,000,000	75%	95%	65%	90%
1	<=2,000,000	50%	80%	50%	80%
2-4	<=400,000	90%	90%	90%	90%
2-4	<=450,000	85%	90%	80%	90%
2-4	<=500,000	80%	90%	80%	90%
2-4	<=650,000	80%	90%	75%	90%
2-4	<=1,000,000	70%	80%	65%	80%
2-4	<=2,000,000	50%	80%	50%	80%

Program Parameters

Buydowns Seller, Builder or Borrower paid 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Purchase, R/T and Cash out; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only. Refer to guidelines for additional requirements

Doc Type: **NIVA:** Employment stated on 1003 application, do not state income, assets verified, debt ratios are not calculated. Minimum loan amount is $40,000

Credit Score & History: Credit score for Primary Wage Earner is 620 for loan amounts and/or combined loan amounts <=$1,000,000. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loans >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers.

Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. Borrowers with no prior rental/housing not allowed

O/O and Second Homes: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement.

NOO: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement

Employment: **Salaried Borrowers:** Verbal VOE covering a 2-year period.

Self-Employed Borrowers: Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506-T is not required.

Revolving / Installment: LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

Assets: Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

Reserves: **Owner Occupied:** Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home**: Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment**: Loan amounts <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000: 6 months PITI; All Combined Opteum first and second liens require 6 months PITI.

Bankruptcies / Foreclosure/ Consumer Credit Counseling: **Bankruptcy**: Discharged 2 years **Foreclosures**: None in last 3 years; **CCCS:** Plan must be completed for 2 years; Loan Amounts >$1,000,000 No BK/FC/CCCS in last 4 years. **Credit after BK/FC/CCCS:** good re-established and/or re-affirmed credit. Minimum of three (3) trades required.

Tax Liens / Collections / Charge-offs / Judgments: No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home**: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios: Not calculated

Seller Contribution: **Owner Occupied First/Second combo:** LTV/CLTV 75.01 to 100%: Max 6%; LTV/CLTV ≤75%: Max 9%; **Owner Occupied with MI:** LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **2nd Home First/Second combo**: LTV/CLTV >90%: Max 3%; LTV/CLTV >75 to 90%: Max 6%; LTV/CLTV <=75%: Max 9%; **2nd Home with MI:** LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **Investment First/Second Combo:** LTV/CLTV <=80%: Max 6%; LTV/CLTV >80%: Max 3%; **Investment wtih MI**: LTV > 80%: Max 3%. Buydowns: Seller or Builder paid buydowns are included in max Seller Contributions

Max Cash-Out: Unlimited for LTV's<=80% with or without subordinate financing. LTV's >80% with Mortgage Insurance; follow MI company guidelines for maximum cash out allowed

Mortgage Insurance: **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25% UGI, PMI and RMIC; Buydowns: Not allowed

Condos: FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. See guidelines for complete details.

Appraisals: All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD)**: Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals. **Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

Opteum

FIVESTARSERIES™

No Income / No Employment/ Verified Assets (NINEVA - No Doc with Assets)

Interest Only Feature Available

Owner Occupied

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=400,000	95%	95%	90%	90%
1	<=500,000	90%	90%	80%	80%
1	<=650,000	80%	90%	80%	80%
1	<=1,000,000	70%	90%	60%	80%
2	<=400,000	90%	90%	90%	90%
2	<=500,000	85%	90%	80%	80%
2	<=650,000	75%	90%	70%	80%

2nd Home

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=400,000	80%	80%	N/A	N/A
1	<=500,000	75%	80%	N/A	N/A
1	<=650,000	70%	80%	N/A	N/A
1	<=1,000,000	65%	80%	N/A	N/A

Investment Property

		Purchase & Rate/Term Refinance		Refinance Cash-Out	
Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=400,000	75%	75%	N/A	N/A
1	<=500,000	70%	70%	N/A	N/A
1	<=650,000	65%	65%	N/A	N/A

Program Parameters

Doc Type:	**NINEVA - No Doc with Assets:** Employment and Income NOT stated on 1003 application. Assets are verified. Daytime and evening phone numbers only. Minimum loan amount is $40,000
Credit Score & History:	Credit score for all borrowers is 620 for loan amounts <$1,000,000 *and* LTV's <=90%. LTV's 90.01-95% require 660 score for all borrower. Loan amount =$1,000,000 requires 680 score for all borrowers. Loans with subordinate financing require a 680 score for all borrowers. Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. Borrowers with no prior rental/housing history not allowed. **O/O and Second Homes:** Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement. **NOO:** Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement.
Employment:	Do not state employment on 1003. 4506-T is not required
Revolving / Installment:	LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts
Assets:	Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.
Reserves:	**Owner Occupied:** Loan Amounts <=$1,000,000: 2 months PITI; Loan Amounts >$1,000,000: 6 months PITI. **2nd Home:** Loan Amounts <=$1,000,000: 4 months PITI; Investment: Loan amounts <=650,000: 4 months PITI reserves
Bankruptcies / Foreclosure/ Consumer Credit Counseling:	**Bankruptcy:** Discharged 2 years **Foreclosures:** None in last 3 years; **CCCS**: Plan must be completed for 2 years; Loan Amounts >$1,000,000 No BK/FC/CCCS in last 4 years. **Credit after BK/FC/CCCS:** good re-established and/or re-affirmed credit. Minimum of three (3) trades required.
Tax Liens / Collections / Charge-offs / Judgments:	No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home:** No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.
Qualifying Ratios:	No debt ratios are calculated
Seller Contribution:	**Owner Occupied First/Second:** LTV/CLTV 75.01 to 95%: Max 6%; LTV/CLTV ≤75%: Max 9%; **Owner Occupied with MI**: LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **2nd Home:** LTV/CLTV >75 to 80%: Max 6%; LTV/CLTV <=75%: Max 9%; **Investment**: LTV/CLTV <=75%: Max 6%;
Max Cash-Out:	Unlimited for LTV's<=80% with or without subordinate financing. LTV's >80% with Mortgage Insurance, follow MI company guidelines for maximum cash out allowed
Mortgage Insurance:	**30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%.UGI, PMI and RMIC
Condos:	FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. See guidelines for complete details.
Appraisals:	All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of =$1,000,000: 2 full appraisals. **Non-Owner Occupied 1 unit:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 75%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $650,000: Enhanced Field Review. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regard to this loan program will be made available upon request.

Opteum

FIVESTARSERIES™

No Income / No Assets (NINA - No Doc)

Interest Only Feature Available

Owner Occupied						2nd Home						Investment Property					
		Purchase & Rate/Term Refinance		*Refinance Cash-Out*				*Purchase & Rate/Term Refinance*		*Refinance Cash-Out*				*Purchase & Rate/Term Refinance*		*Refinance Cash-Out*	
Units	Loan Amount	LTV	CLTV	LTV	CLTV	Units	Loan Amount	LTV	CLTV	LTV	CLTV	Units	Loan Amount	LTV	CLTV	LTV	CLTV
1	<=400,000	95%	95%	90%	90%	1	<=400,000	80%	80%	N/A	N/A	1	<=400,000	75%	75%	N/A	N/A
1	<=500,000	90%	90%	80%	80%	1	<=500,000	75%	80%	N/A	N/A	1	<=500,000	70%	70%	N/A	N/A
1	<=650,000	80%	90%	80%	80%	1	<=650,000	70%	80%	N/A	N/A	1	<=650,000	65%	65%	N/A	N/A
1	<=1,000,000	70%	90%	60%	80%	1	<=1,000,000	65%	80%	N/A	N/A						
2	<=400,000	90%	90%	90%	90%												
2	<=500,000	85%	90%	80%	80%												
2	<=650,000	75%	90%	70%	80%												

Program Parameters

Doc Type:	**NINA - No Doc:** Employment, Income and Assets NOT stated on 1003 application. Daytime and evening phone numbers only. Minimum loan amount is $40,000
Credit Score & History:	Credit score for all borrowers is 620 for loan amounts <$1,000,000 and LTV's <=90%. LTV's 90.01-95% require 660 score for all borrower. Loan amount =$1,000,000 requires 680 score for all borrowers. Loans with subordinate financing require a 680 score for all borrowers. Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. Borrowers with no prior rental/housing history not allowed. **O/O and Second Homes**: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement. **NOO**: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement.
Employment:	Do not state employment on 1003. 4506-T is not required
Revolving / Installment:	LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts
Assets:	Not required
Reserves:	Not required
Bankruptcies / Foreclosure/ Consumer Credit Counseling:	**Bankruptcy**: Discharged 2 years **Foreclosures**: None in last 3 years; **CCCS**: Plan must be completed for 2 years; Loan Amounts >$1,000,000 No BK/FC/CCCS in last 4 years. **Credit after BK/FC/CCCS:** good re-established and/or re-affirmed credit. Minimum of three (3) trades required.
Tax Liens / Collections / Charge-offs / Judgments:	No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home**: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open..
Qualifying Ratios:	No debt ratios are calculated
Seller Contribution:	**Owner Occupied First/Second:** LTV/CLTV 75.01 to 95%: Max 6%; LTV/CLTV ≤75%: Max 9%; **Owner Occupied with MI:** LTV >80% and <=90: Max 6%; LTV >90%: Max 3%. **2nd Home:** LTV/CLTV >75 to 80%: Max 6%; LTV/CLTV <=75%: Max 9%; **Investment:** LTV/CLTV <=75%: Max 6%;
Max Cash-Out:	Unlimited for LTV's<=80% with or without subordinate financing. LTV's >80% with Mortgage Insurance, follow MI company guidelines for maximum cash out allowed
Mortgage Insurance:	**30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%.UGI, PMI and RMIC
Condos:	FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. See guidelines for complete details.
Appraisals:	All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of =$1,000,000: 2 full appraisals. **Non-Owner Occupied 1 unit:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 75%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $650,000: Enhanced Field Review. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

Opteum

FIVESTARSERIES

Limited Doc- 12 Months Bank Statements

Interest Only Feature Available

Owner Occupied

First Lien		*Purchase & Rate/Term Refinance*		*Refinance Cash-Out*	
Units	**Loan Amount**	**LTV**	**CLTV**	**LTV**	**CLTV**
1-2	<=750,000	80%	100%	80%	100%
1-2	<=1,000,000	80%	95%	80%	90%
1-2	<=1,500,000	75%	80%	65%	80%
1-2	<=2,000,000	60%	80%	60%	80%
3-4	<=650,000	80%	95%	80%	95%
3-4	<=1,000,000	70%	80%	70%	80%
3-4	<=1,500,000	70%	80%	60%	80%
3-4	<=2,000,000	60%	80%	60%	80%

2nd Home

First Liens		*Purchase & Rate/Term Refinance*		*Refinance Cash-Out*	
Units	**Loan Amount**	**LTV**	**CLTV**	**LTV**	**CLTV**
1	<=650,000	80%	95%	80%	90%
1	<=1,000,000	75%	95%	70%	90%
1	<=1,500,000	65%	80%	50%	80%
1	<=2,000,000	50%	80%	50%	80%

Investment Property

First Liens		*Purchase & Rate/Term Refinance*		*Refinance Cash-Out*	
Units	**Loan Amount**	**LTV**	**CLTV**	**LTV**	**CLTV**
1	<=500,000	80%	95%	80%	90%
1	<=650,000	80%	95%	75%	90%
1	<=1,000,000	75%	95%	65%	90%
1	<=2,000,000	50%	80%	50%	80%
2-4	<=500,000	80%	90%	80%	90%
2-4	<=650,000	80%	90%	75%	90%
2-4	<=1,000,000	70%	80%	65%	80%
2-4	<=2,000,000	50%	80%	50%	80%

Program Parameters

Buydowns: Seller, Builder or Borrower paid 3/2/1, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Purchase, R/T and Cash out; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only. Refer to guidelines for additional requirements

Doc Type: **Limited Doc:** Income documentation required using 12 months bank statements. Completed, signed and dated 1003.

Credit Score & History: Credit score for Primary Wage Earner is 620 for first lien loan amount< =$1,000,000. Combined loan amounts <=$1,000,000, 620. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loan >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers.

Minimum 12 months Mortgage/Rental History verified, 0x30 in last 12 months. Borrowers with no prior rental/housing history meeting 5 trade requirement allowed with 660 score and 4 months PITI reserves.

__O/O and Second Homes__: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement. FTHB with no prior housing history not allowed.

__NOO and FTHB with no prior housing:__ Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. FTHB with no prior housing history allowed with 660 score and 4 months PITI reserves.

Employment: **Salaried Borrowers:** 12 months consecutive personal bank statements. Verbal VOE(s) covering 2 year period, required prior to closing.

Self-Employed Borrowers: 12 months consecutive personal bank statements and Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506-T is not required.

Revolving / Installment: LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

Assets: Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

Reserves: **Owner Occupied:** Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home**: Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment:** Loan amounts <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000: 6 months PITI; All Combined Opteum first and second liens require 6 months PITI.

Bankruptcies / Foreclosure/ Consumer Credit Counseling: **Bankruptcy:** Discharged 2 years **Foreclosures**: None in last 3 years; **CCCS:** Plan must be completed for 2 years; Loan Amounts >$1,000,000 No BK/FC/CCCS in last 4 years. **Credit after BK/FC/CCCS**: good re-established and/or re-affirmed credit. Minimum of three (3) trades required.

Tax Liens / Collections / Charge-offs / Judgments: No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. O/O and Second Home: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. Investment: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios: >70.01LTV/CLTV: 50%; ≤70% LTV/CLTV: 55%; **Buydowns:** 3/2/1 qualify at second year rate; 2/1 and 1/0 qualify at rate in effect in first year

Seller Contribution: **Owner Occupied First/Second combo**: LTV/CLTV 75.01 to 100%: Max 6%; LTV/CLTV ≤75%: Max 9%; **2nd Home First/Second combo**: LTV/CLTV >90%: Max 3%; LTV/CLTV >75 to 90%: Max 6%; LTV/CLTV <=75%: Max 9%; **Investment First**: <=80%: Max 6%; **Investment First/Second Combo:** Max 3%; Buydowns: Seller or Builder paid buydowns are included in max Seller Contributions

Max Cash-Out: Unlimited

Mortgage Insurance: **Not required**

Condos: FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for First Lien Owner Occupied and Second Home occupancy with no restriction on number of stories. First Lien Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. Second liens NOT available for Non-Warrantable condos. See guidelines for complete details.

Appraisals: All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD)**: Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals. **Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regard to this loan program will be made available upon request.

Opteum
FINANCIAL SERVICES

FIVESTARSERIES™
EXPANDED A- PROGRAM

Purchase; R/T Refi & Cash Out
(See Additional Parameters For Limits)

DOCUMENTATION TYPE	'AA' CREDIT (0x30) LTV	'AA' CREDIT (0x30) Loan Amount	'AA' CREDIT (0x30) Min. Score	'A' CREDIT (1x30) LTV	'A' CREDIT (1x30) Loan Amount	'A' CREDIT (1x30) Min. Score	A- CREDIT (3x30) LTV	A- CREDIT (3x30) Loan Amount	A- CREDIT (3x30) Min. Score
FULL DOC	95% 95% 90% 85% 85% 80%	550,000 650,000 600,000 750,000 800,000 800,000	580 600 580 580 620 600	95% 95% 90% 85% 80%	400,000 500,000 550,000 650,000 800,000	600 640 580 580 600	90% 80% 80%	550,000 650,000 750,000	580 600 620
LIMITED DOC	95% 90% 90% 85% 80%	500,000 650,000 550,000 800,000 750,000	600 600 580 620 580	90% 85% 80%	500,000 650,000 800,000	580 600 620	85% 80% 80% 75% 75%	400,000 650,000 600,000 500,000 700,000	580 620 600 580 640
STATED DOC	95% 90% 85% 80%	450,000 500,000 700,000 750,000	620 580 620 600	90% 85% 80%	400,000 450,000 650,000	620 580 600	85% 80% 75%	400,000 500,000 650,000	580 600 640

PROGRAM PARAMETERS

Maximum CLTV

O/O: 100% CLTV - Max 80% LTV on 1st **95% CLTV** - No Restrictions on 1st LTV (Purch or Refi) **Opteum offers secondary financing if Alt 'A' guidelines are met.**

Adjustments To LTV & CLTV *(Cumulative)*

- Condos / Attached PUD w/ credit score < 620 reduce LTV 5%
- NOO max loan amount $400K when LTV/CLTV > 80%
- NOO minimum 600 credit score
- NOO w/ credit score > 620 reduce LTV/CLTV 5%
- NOO w/ credit score < 620 reduce LTV/CLTV 10%
- 3 - 4 Units, reduce LTV/CLTV 5%
- NOO & Second Homes same as OO with max CLTV of 90%
- OO Stated, All Second Homes and all NOO are limited to 2x30
- Rural Properties (OO, SFR only) reduce LTV 10%

Credit Score Determination
(Qualify at start rate for both fixed & ARM)

All borrowers must meet the minimum credit score requirements as outlined in the Program Matrix.

A full RMCR or tri-merged credit report is required to establish a valid representative credit score. Borrowers with **no** credit score are not eligible.

- A minimum of 2 credit scores is required for each borrower - use the lower score.
- The representative credit score for each borrower is defined as the lower of 2 or middle of 3 scores.
- When a borrower has 3 scores and 2 of them are identical, one of the identical scores is considered the middle score.
- The representative credit score for transactions involving more than one borrower is the lower of 2 or middle of 3 for the Primary Wage Earner (as defined below).

Determination of Primary Wage Earner for transactions involving more than one borrower:

- The borrower with the highest income level will represent the Primary Wage Earner. Use representative score for that borrower.
- If there are multiple borrowers, and none of the borrowers earn 51% of the total income, use the lowest scoring borrower's selected score.

Credit History and Trade Lines

12 months mortgage/rental history required on all Doc Types. **Full, Limited:** LTV >90% or loans >$500K: Minimum 24 month credit history, with minimum 2 trades paid as agreed, 1 with minimum 24 month history, 1 with minimum 6 months history. LTV's<90% or loans <$500K: Minimum 12 month credit history, with 2 trades paid as agreed, 1 with 12 months history, and 1 with 6 months history. **Stated:** Minimum 24 month credit history, with 3 trades paid as agreed, 1 with minimum 24 month credit history, 2 with minimum 6 months history.

PROGRAM HIGHLIGHTS

- Mortgage Insurance not required
- Rolling Lates allowed
- Interest Only feature available
- Up to 55% DTI allowed
- 30 & 15 Year Fixed; 2 & 3 Year ARMs
- Prepay: 1 to 3 Year Hard (Buyout option)
- Interest Only payment used for qualifications
- Max loan amount for Condo's is $600K
- No properties (including Rural / Unique properties) greater than 10 acres
- Rural Properties (OO, SFR only) reduce LTV 10%
- Debts paid at time of closing from loan proceeds not considered in cash-back limitations
- Owner Occupied (1 to 2 Units), and Second Homes up to $500K, max cash-out $150K.
- NOO; and 3 to 4 Units, up to $500K - max cash-out $100K

May 1, 2006

PROGRAM PARAMETERS

Mortgage / Rent History

- A verification of Mortgage/Rental is required on all loans. Current status and payment amount must be verified.
- Borrowers unable to provide 12-mos. mortgage/rental history or have no rental history (lived with relatives, military, etc.), or borrowers with free and clear homes with no mortgage activity in 12 mos. are eligible:
  - With a minimum credit score of 600 may be graded "AA" if meets minimum 24 month history, 1 account with 24 month history and 1 account with 6 months history, both paid as agreed.
  - With a minimum credit score of 580 - 599 may be graded "A-" if meets minimum 24 month history, 1 account with 24 month history and 1 account with 6 months history, both paid as agreed.
  - Available under all Full and Limited documentation types only
- In the case of a recent refinance, a combination of payment performance from multiple lenders for the same collateral may be used to complete the 12 mos. history requirement.
- For recent purchase, a combination of payment performance from a prior property or rental payments can be used to complete the 12 mos. history. Gaps in history of up to 6 mos. are allowed by obtaining the most recent 18 mos. history.
- Mortgage and/or Rental history verified by a third party or credit bureau; One of the following is acceptable:
  - A 12 mos. rating stated on the RMCR or merged in-file report
  - Verification of Mortgage completed by the holder of the Mortgage
  - Copies of the front and back of 12 mos. consecutive mortgage/rental payment canceled checks
  - Bank statements or direct payment records showing 1 mortgage/rental payment per month
  - VOR for rental
- **Rental History / Private Party Mortgage:** Rent or private party mortgage can only be considered as an additional trade, when verified by a non-related landlord with one of the above doc. requirements. VOM/VOR must include the rental amount, payment history, and length of payment history. If the VOR/VOM is not able to be re-verified, 12 mos. consecutive cancelled checks are required. This is the only form of acceptable verification if the landlord is a relative or in the case of a non-arms length transaction. **Exceptions are not allowed to the mortgage or rental history and verification requirements.**

Rolling Mortgage / Rental Delinquncy

- **"AA" Credit Grade:** 0x30 mortgage/rental late in last 12 months
- **"A" Credit Grade:** 1x30 mortgage/rental late in last 12 months
- **"A-" Credit Grade:**
  - Full and Limited Doc - Owner Occupied: 3x30 mortgage/rental lates in the last 12 months
  - Stated Doc - Owner Occupied: 2x30 mortgage/rental lates in the last 12 months
  - Second Home and Investment - All doc types: 2x30 mortgage/rental lates in the last 12 months

To determine the credit grade with mortgage/rental rolling lates, the following is the definition

- Six (6) consecutive 30-day delinquencies are considered 1x30
- Twelve (12) consecutive 30-day delinquencies are considered 2x30
- Rolling delinquency is permitted for 30-day delinquencies only
- If a loan is 30-days delinquent, then is 60-days delinquent, and then is 30 days delinquent again, the loan is 2x30 and 1x60

Delinquencies which exceed these stated requirements, are not eligible

Bankruptcy and Foreclosure (NOD)

- Bankruptcy Chapter 7:
  - AA and A: 2 or more years since discharge.
  - A-: 1 or more years since discharge.
- Bankruptcy Chapter 13:
  - AA and A: 2 or more years since discharge.
  - A-: 1 or more years since filing. Payoff at closing allowed, with Trustee approval and rating verifying paid as agreed. Mortgages included in Chapter 13 use Trustee rating as the mortgage rating. Bk's discharged less than 12 months will require Trustee rating verifying paid as agreed.
- Foreclosure (NOD)
  - AA and A: None in the last 3 years
  - A-: None in the last 2 years
  - Foreclosure seasoning is based on sale date or payoff date. NOD seasoning is based on filing date
  - Mortgage lates of 120+ days are considered same as foreclosure

Public Records, Judgments, Liens, Collections, Civil Suits, & Dispute Trades

- Borrower must pay off all delinquent credit - including delinquent taxes, judgments, delinquent child support payments, tax liens, and mechanic or material men's liens or any other potential item that would affect lien position or diminish borrower's Equity. All States, IRS and property tax liens are required to be paid whether or not they currently affect title. No payment plans or subordination allowed.
- All charge-offs, collections, and disputed trade lines must be paid at closing when the time elapsed since occurrence is less than or equal to 12 months and the aggregated balances are greater than $5,000.
- No payoff is required for charge-offs, collections and disputed trade lines that are seasoned more than 12 months or are less than $5,000 in aggregate and do not affect title.

PROGRAM PARAMETERS

Reserve Requirements

Reserves are required on loans meeting the following parameters:

- LTV greater than 90%
- Loan amounts greater than $500K
- NOO investment properties
- 2 - 4 Unit loans
- Second Homes

Owner occupied required reserves are 2 mos. PITI from borrowers own funds. Second Homes (1 Unit only) and NOO investment properties (1 - 4 units) required reserves are 4 mos. PITI from borrowers own funds.

Proceeds from the sale of a property can be included without seasoning requirements.

Debt Ratios Compensating Factors

Max allowable total DTI is 50% for all credit grades and doc types. 55% DTI allowed for credit grades with one of the following compensating factors:

- Borrower's own equity reduces LTV 10% below program maximum
- House payment and total debt <= Borrower's current payment levels
- 3 months PITI reserves (gift funds not allowed)
- Residual Income of $2K (full income documentation only)
- 0x30 housing payment history for the past 24 months
- LTV is 75% or lower = 55% DTI

Borrowers are qualified at the Note rate for both fixed and adjustable rate mortgage programs. Interest Only 2/28 and 3/27 ARMs max 50% DTI

Cash Out Refinances

- Value is the appraised value for properties owned > 12 months
- Value is the appraised value for Owner Occupied and Second Home properties owned > 6 months and < 12 months with the following requirements:
  - Underwriter discretion to reduce the maximum amount of cash out
  - Minimum of Mandatory Enhanced Field Review to support value for Owner Occupied 1 and 2 unit properties with LTV's >80%, all 3 and 4 unit Owner Occupied and all Second Homes regardless of LTV.
- Minimum of an AVM for all Owner Occupied 1 and 2 properties with LTV's <=80%.

The AVM must meet the following guidelines:

- HVE with acceptable scores of H or M
- CSW/CASA with minimum safety score of 65%
- If value available, an Enhanced Desk Review or 2055 exterior is required.

- Value is the lesser of appraised value or purchase price plus documented improvements for Owner Occupied and Second Home properties owned <= 6 months.

Loan Amounts Above $500K

- Rural / Unique Properties or properties with rural characteristics not allowed
- On all products and doc types, Cash Out to Borrower not to exceed $100K
- NOO Not allowed

Interest Only

- Interest Only available for 30 year fixed, 2/28 and 3/27 ARMs.
- Minimum credit score of 600 is required or program minimum, whichever is greater
- Interest Only payment used for qualifications.
- Available on Full, Limited and Stated Documentation
- Property must be SFR, Owner Occupied (Interest Only not available for Second Homes, NOO, and 2-4 Units)
- Interest Only feature is not available on 15 year fixed rate, first lien mortgages.
- Max DTI 50% for 2/28 and 3/27 ARMs. DTI exceptions to 55% allowed only for 30 year fixed rate.
- 10 year Interest Only period, then 20 year amortizing period.

Down Payment

For all documentation types, the minimum down payment of 5% of Value must be paid from the Borrower's own funds. The balance must be paid from cash, other equity, gift funds or Secondary Financing. A down payment of 100% gift funds is allowed at LTVs less than or equal to 80% when no Secondary Financing exists. In this instance, closing costs may also be in the form of a gift.

To verify down payment funds, obtain a copy of the certified check from escrow (Dry States) or closing agent in every instance. The certified funds must be drawn on the bank listed on the 1003 showing the funds for the down payment and closing costs.

No borrower down payment contribution is required when Secondary Financing is allowed and CLTV is 100%.

PROGRAM PARAMETERS

Seller Concessions

Seller contributions to non-recurring closing costs are limited to 6% of the purchase price.

Seller Held Seconds are allowed:

- 100% LTV/CLTV with Seller Held Second requires borrower to contribute a minimum of $1K towards closing costs, and limits seller contribution to 3%
- 100% LTV/CLTV with Seller Held Second requires a minimum of an enhanced desk review or field review at the discretion of the underwriter.
- All loan amounts >=$500K with Seller Held Seconds require enhanced field review

Mortgage Insurance

Not required.

Appraisal Reviews

- Owner Occupied 1 & 2 Unit (including condo and PUD) and Second Home (1 Unit, including condo and PUD)
- Loan amounts or combined loan amounts <$500,000
  - <=90% LTV/CLTV: Reviews are at Underwriter discretion
  - 90.01 to 100% LTV/CLTV: Enhanced Desk review. Underwriters discretion, may be upgraded to an Enhanced Field review
- Loan amounts or combined loan amounts of $500,000 to $800,000
  - All LTV/CLTV: Enhanced Desk review. At Underwriters discretion, may be upgrade to an Enhanced Field review

- Non-Owner Occupied 1-4 units and Owner Occupied 3-4 units
- Loan amounts or combined loan amounts <$500K up to LTV/CLTV 90%: Enhanced Desk review. At Underwriters discretion, may be upgraded to an Enhanced Field review.
- Loan amounts or combined loan amounts of $500K to $800K: All LTV/CLTV Enhanced Field Review

Full Documentation

Salaried Borrowers

- 2-yrs. employment history required
- Written VOE or paystubs covering most recent 30 day period with YTD earnings
- 2-yrs. W-2's if the borrower has changed employers in the past 2-yrs. If not, most recent W2 is acceptable
- Verbal VOE at time of closing
- Assets must be stated on 1003.

Self-Employed Borrowers

- 2-yrs. Self-Employment required
- 2-yrs. tax returns, including all schedules
- 2-yrs. business tax returns (if applicable, required if borrower owns 25% or more of business)
- Assets must be stated on 1003.
- Additional, undated IRS Form 4506-T signed at closing.

Self-Employed Borrowers (in lieu of tax returns)

- Proof of existence of business for 2-yrs. and 24 consecutive months personal bank statements (average of bank deposits will determine steady income stream). 24 months business bank statements in lieu of the 24 months personal bank statements will only be considered when borrowers are sole proprietors of a DBA business. Corporation, partnership or LLC business accounts cannot be used to document cash flow.
- Assets must be stated on 1003.
- Large and unusual deposits must be excluded. Deposits from the following sources must be excluded:
  - Transfers from other accounts
  - Deposits that are charged back to the accounts
  - Overdraft protection from a credit line
  - Deposits that are a result of a credit to the Borrower for a bankcard debit charge
  - Wire transfers when wire is not from a business client
- Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month.
- Negative ending balances and/or NSF charges will disqualify use of bank statements to document income.
- All individuals shown on the personal bank statement must be borrowers on the loan.
- The 1003 must indicate the borrower has been in the same line of work for the past 24 months.
- Income must be reasonable for employment.

Fixed Income Borrowers

- W-2P Form
- Award Letter or Court Order and evidence of receipt
- 2-yrs. 1099 Forms
- 2-yrs. personal tax returns with all schedules
- Copy of divorce stipulation and decree or Court Order. May require proof of continuance (i.e., Spousal Support)
- Assets must be stated on 1003.

PROGRAM PARAMETERS

Limited Documentation

Salaried Borrowers

- Most recent pay stub showing YTD income and W-2 Form for prior year, or written VOE
- Assets must be stated on 1003.
- In lieu of income documentation as stated above, Salaried Borrowers may submit 12 months of consecutive bank statements and will be considered Limited Documentation.
- 2 years employment history and 12 consecutive months personal bank statements (average of bank deposits will determine steady income stream).
- Verbal VOE's required covering prior 2 year period.
- Fixed income borrowers are not allowed.
- W-2 borrowers with direct deposit will not allow the use of "other" deposits unless the borrower is able to provide a 2 year history of receipt of income.
- Large and unusual deposits must be excluded. Deposits from the following sources must be excluded:
  - Transfers from other accounts
  - Deposits that are charged back to the account
  - Overdraft protection from a credit line
  - Deposits that are a result of a credit to the Borrower for a bankcard debit charge
- Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month.
- Negative ending balances and/or NSF charges will disqualify use of bank statements to document income.
- All individuals shown on the personal bank statement must be borrowers on the loan.
- The 1003 must indicate the borrower has been in the same line of work for the past 24 months.
- Income must be reasonable for employment.
- Asset must be stated on 1003.

Self-Employed Borrowers

- 2-yrs. Self-Employment required
- 1-yrs. tax returns, including all schedules
- 1-year business tax returns (if applicable, required if borrower owns 25% or more of business)
- Assets must be stated on 1003.
- Additional, undated IRS Form 4506-T signed at closing.

Self-Employed Borrowers (in lieu of tax returns)

- Proof of existence of business for 2 years and 12 consecutive months personal bank statements (average of bank deposits will determine steady income stream). 12 months business bank statements, in lieu of 12 months personal bank statements, will only be considered for borrowers who are sole proprietors of a DBA business. Corporation, partnership or LLC business accounts cannot be used to document cash flow.
- Assets must be stated on 1003.
- Large and unusual deposits must be excluded. Deposits from the following sources must be excluded:
  - Transfers from other accounts
  - Deposits that are charged back to the accounts
  - Overdraft protection from a credit line
  - Deposits that are a result of a credit to the Borrower for a bankcard debit charge
  - Wire transfers when wire is not from a business client
- Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month.
- Negative ending balances and/or NSF charges will disqualify use of bank statements to document income.
- All individuals shown on the personal bank statement must be borrowers on the loan.
- The 1003 must indicate the borrower has been in the same line of work for the past 24 months.
- Income must be reasonable for employment.

Fixed Income Borrowers

(one of the following is required)

- W-2P Form
- Award Letter or Court Order and evidence of receipt
- 2-yrs. 1099 Forms
- 1-yr. personal tax returns with all schedules
- Copy of divorce stipulation and decree or Court Order. May require proof of continuance (i.e., Spousal Support)
- Assets must be stated on 1003.

Stated Documentation

(No Asset Verification / No 4506 Required)

- 2-yrs. employment history required
- Income and employment stated on 1003
- Income must be reasonable for employment stated
- Verbal VOE(s) prior to closing for salaried borrowers covering a 2-yr period
- Self-employed borrowers must provide proof of existence of business for 2-yrs.
- **Fixed Income borrowers can not utilize Stated Documentation**
- Wholesale will re-verify all CPA letters
- Rental Income stated on the 1003
- Asset must be stated on 1003